Exhibit 3.1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TELEFLEX INCORPORATED

The present name of the corporation is Teleflex Incorporated. The corporation was incorporated under the name “Teleflex Incorporated” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on June 25, 1943. This Amended and Restated Certificate of Incorporation of the corporation, which restates and integrates and also further amends the provisions of the corporation’s Certificate of Incorporation, as amended and/or restated, was duly adopted in accordance with the provisions of the Certificate of Incorporation and Sections 242 and 245 of the General Corporation Law of the State of Delaware by the requisite vote of the holders of the outstanding stock of the corporation entitled to vote thereon at a meeting which was called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the corporation, as amended and/or restated, is hereby amended, integrated and restated to read in its entirety as follows:

FIRST: The name of the Corporation is TELEFLEX INCORPORATED.

SECOND: The address of the Corporation’s registered office in the state of Delaware is The Prentice-Hall Corporation System, Inc., 251 Little Falls Drive, City of Wilmington, New Castle County, 19808, and the name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

THIRD: The nature of the business and purposes to be conducted and promoted are:

To manufacture, buy, sell, distribute, repair, service, and generally to deal in remote controls and other similar or related products, and to transact all lawful business incident thereto; and

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, without any limitation.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Million Five Hundred Thousand (200,500,000), of which (a) Five Hundred Thousand (500,000) shall be Preference Stock, par value $1.00 per share, issuable in series and (b) Two Hundred Million (200,000,000) shall be Common Stock, par value $1.00 per share.

The designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof of the Preference Stock and of the Common Stock which are fixed by this Certificate of Incorporation, and the express grant of authority to the Board of Directors of the Corporation (“Board of Directors”) to fix by resolution or resolutions providing for the issue of any series of the Preference Stock and the designations, preferences and rights, and the qualifications, limitations and restrictions thereof of any such series which are not fixed by this Certificate of Incorporation, are as follows:

Preference Stock

1. Issue in Series. The Preference Stock may be issued from time to time in one or more series, each such series to have the terms stated herein and in the resolution of the Board of Directors providing for their issue. All shares of any one series of Preference Stock shall be identical, and all series of Preference Stock shall rank equally and be identical except as permitted herein.

2. Creation of Series. The Board of Directors shall have authority by resolution to divide the Preference Stock into one or more series and to determine and fix with respect to each series, at any time prior to the issuance of any shares of the series to which such resolution relates, the designations, preferences and rights, and the qualifications, limitations and restrictions thereof, which may vary as to shares of different series, subject to limitations provided by law and herein. The authority of the Board of Directors shall include, but not be limited to, the determination or fixing of the following:

(a) The distinctive designation of the series and the number of shares which shall constitute the series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(b) The dividend rate on the shares of the series, whether dividends shall be cumulative, and if so, from what date or dates;

(c) The price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation;

(d) Whether or not the shares of the series shall be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the annual amount of such fund and the terms and provisions relative to the operation thereof;

(e) Whether or not the shares of the series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(f) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(g) Whether or not the shares of the series shall be entitled to the benefit of limitations restricting the payment of dividends on, or the making of other distributions in respect of stock of any class ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior class, and the terms of any such restrictions;

(h) Whether the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; and

(i) Any other relative rights, preferences and limitations of that series.

3. Dividends. Holders of Preference Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends at the rates fixed by the Board of Directors for the respective series, and no more, before any dividends shall be declared and paid, or set apart for payment, on stock of the Corporation of any other class ranking junior to the Preference Stock as to dividends or assets, with respect to the same dividend period.

Common Stock

4. Dividends. Holders of Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors from time to time, except that the Corporation will not declare, pay or set apart for payment any dividend on shares of Common Stock (other than dividends payable in Common Stock), or directly or indirectly make any distribution on, redeem, purchase or otherwise acquire any such shares, if at the time of such action the Corporation is in default with respect to any dividend payable on, or any sinking fund or purchase fund requirement relative to, shares of Preference Stock.

5. Distribution of Assets. In the event of the voluntary or involuntary liquidation of the Corporation, holders of Common Stock shall be entitled to receive pro rata all of the remaining assets of the Corporation available for distribution to its stockholders after all amounts to which the holders of Preference Stock are entitled have been paid or set aside in cash for payment.

General

6. Voting Stock. Except as otherwise required by law or as otherwise provided in any certificate creating any series of Preference Stock, the holders of Common Stock and the holders of such of the series of Preference Stock, if any, as shall have been granted such power pursuant to any certificate creating any series of Preference Stock shall exclusively possess voting power in the election of directors and for all other purposes, and the holders of the other series of Preference Stock shall have no voting power and shall not be entitled to any notice of any meeting of stockholders.

7. Pre-emptive Rights. No holder of any stock of the Corporation of any class shall, as such holder, have any pre-emptive or preferential right of subscription to any stock of any class of the Corporation or to any obligations convertible into or exchangeable for any such stock or to any right of subscription to, or to any warrant or option for the purchase of any such stock, other than such, if any, as the Board of Directors of the Corporation in its discretion may determine from time to time.

FIFTH: [Reserved]

SIXTH: Any provision in this Certificate of Incorporation (or any restatement thereof) or in the Bylaws of the Corporation to the contrary notwithstanding, neither sections 3.1, nor 3.5 of Article 3, nor Article VII of the Bylaws shall be altered, amended, supplemented or repealed, and no provision of the Bylaws or of this Certificate of Incorporation (or any restatement hereof) inconsistent with such Bylaw provisions shall be adopted, except by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as one class, which vote shall be in addition to any other vote required by law or this Certificate of Incorporation (including any preferred stock designation).

SEVENTH: [Reserved]

EIGHTH: [Reserved]

NINTH: In furtherance, and not in limitation of the powers conferred by law, the Board of Directors of the Corporation is expressly authorized:

To make, alter or repeal the Bylaws of the Corporation.

The Corporation may in its Bylaws confer powers upon its Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon it by law.

TENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title B of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ELEVENTH: The Corporation is to have perpetual existence.

TWELFTH: The stockholders of the Corporation will not be personally liable for the payment of the Corporation’s debts to any extent whatever.

THIRTEENTH: Except to the extent otherwise provided by the General Corporation Law of the State of Delaware, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of his fiduciary duty as a director.

IN WITNESS WHEREOF, Teleflex Incorporated has caused this Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on this 8th day of May, 2023.

TELEFLEX INCORPORATED

By: /s/ Daniel V. Logue
Name: Daniel V. Logue
Title: Corporate Vice President, General
Counsel and Secretary

[Signature page to Amended and Restated Certificate of Incorporation]